[UBS WARBURG LOGO]

                           LB-UBS COMMERCIAL MORTGAGE
                                 TRUST 2000-C5
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2000-C5



                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $996 MILLION

[UBS WARBURG]                                                   LEHMAN BROTHERS

                            DEUTSCHE BANC ALEX. BROWN

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEROF AND BY THE OFFERING DOCUMENT. THIS MATERIAL SHOULD NOT BE COPIED OR DISEMMINATED TO ANY OTHER PARTIES.

TRANSACTION HIGHLIGHTS

================================================================================
Initial Mortgage Pool Balance:            Approximately $996.0 million

Public Certificates:                      Approximately $926.3 million

Private Certificates:                     Approximately $69.7 million

Co-Lead Manager/Sole Book Runner:         Lehman Brothers Inc.

Co-Lead Manager:                          UBS Warburg LLC

Co-Manager:                               Deutsche Bank Securities Inc.

Rating Agencies:                          Moody's Investors Service Inc.
                                          ("Moody's") and Standard & Poor's
                                          Ratings Services, a division of the
                                          McGraw-Hill Companies, Inc. ("S&P")

Trustee:                                  LaSalle Bank National Association

Fiscal Agent:                             ABN AMRO Bank N.V.

Master Servicer:                          First Union National Bank

Special Servicer:                         Lennar Partners, Inc.

TRANSACTION HIGHLIGHTS
================================================================================


Determination Date:                       11th day of each month or if such day
                                          is not a business day, then the
                                          following business day

Distribution Date:                        4th business day after the
                                          Determination Date of each month,
                                          commencing in January 2001

Eligibility for Underwriters' Prohibited Classes A-1, A-2, B, C, D, E, F and G. Transaction Exemption for ERISA
Purposes:

DTC:                                       All public certificates

Bloomberg:                                 Cash flows will be modeled on
                                           Bloomberg

Denominations:
                                 Class                    Minimum Denomination*
                          ----------------------------   -----------------------
                          A-1,A-2, B, C, D, E, F, G              $10,000
                          *Increments $1 thereafter.

Lehman Brothers CMBS Index:               All classes will be included in the
                                          Lehman Brothers CMBS Index

STRUCTURAL HIGHLIGHTS
================================================================================
CERTIFICATES

                 ----------------------------------------
                                CLASS A-1
                 ----------------------------------------
                                CLASS A-2
                 ----------------------------------------
                                 CLASS B
  Offered        ----------------------------------------
Certificates                     CLASS C
                 ----------------------------------------
                                 CLASS D
                 ----------------------------------------
                                 CLASS E
                 ----------------------------------------
                                 CLASS F
                 ----------------------------------------
                                 CLASS G                      CLASS X(1)
                 ----------------------------------------


                 ----------------------------------------
                                 CLASS H                      CLASS S(2)
                 ----------------------------------------
                                 CLASS J
                 ----------------------------------------
  Private                        CLASS K
    144A         ----------------------------------------
Certificates                     CLASS L
                 ----------------------------------------
                                 CLASS M
                 ----------------------------------------
                                 CLASS N
                 ----------------------------------------
                                 CLASS P
                 ----------------------------------------

(1) The Class X certificates have the rights to the excess interest from the underlying mortgage loans. The Class X certificates will be privately placed.

(2) The Class S certificates have the rights to a fixed interest strip from the Amsdell Portfolio mortgage loan in the trust. The Class S certificates will be privately placed.

STRUCTURAL HIGHLIGHTS
================================================================================
BOND STRUCTURE

o    Sequential pay structure.
o Interest and principal are paid to senior classes before subsequent classes receive interest and principal.
o Credit enhancement for each class will be provided by the classes which are subordinate to it.
o Losses allocated in reverse sequential order starting with the non-rated principal balance class (Class P).

------------------------------------------------------------------------------------------------------------------------------------
   CLASS        ORIGINAL FACE         RATINGS         CREDIT    DESCRIPTION        WTD. AVG.        PRINCIPAL          STATUS
                  AMOUNT ($)       (MOODY'S/S&P)     SUPPORT                   LIFE (YEARS) (1)     WINDOW (1)
------------------------------------------------------------------------------------------------------------------------------------
    A-1        $352,357,000            Aaa/AAA       20.50%     Fixed Rate          5.87          01/01 - 01/10        Public
------------------------------------------------------------------------------------------------------------------------------------
    A-2        $439,455,000            Aaa/AAA       20.50%     Fixed Rate          9.71          01/10 - 11/10        Public
------------------------------------------------------------------------------------------------------------------------------------
     B          $44,820,000            Aa2/AA        16.00%     Fixed Rate          9.90          11/10 - 11/10        Public
------------------------------------------------------------------------------------------------------------------------------------
     C          $44,820,000             A2/A         11.50%     Fixed Rate          9.90          11/10 - 11/10        Public
------------------------------------------------------------------------------------------------------------------------------------
     D          $14,939,000             A3/A-        10.00%     Fixed Rate          9.90          11/10 - 11/10        Public
------------------------------------------------------------------------------------------------------------------------------------
     E           $7,470,000           Baa1/BBB+       9.25%    Capped WAC(2)        9.90          11/10 - 11/10        Public
------------------------------------------------------------------------------------------------------------------------------------
     F          $12,450,000           Baa2/BBB        8.00%    Capped WAC(2)        9.90          11/10 - 11/10        Public
------------------------------------------------------------------------------------------------------------------------------------
     G           $9,960,000           Baa3/BBB-       7.00%       WAC(3)            9.90          11/10 - 11/10        Public
------------------------------------------------------------------------------------------------------------------------------------
     H          $19,920,000              (7)          5.00%     Fixed Rate          9.97          11/10 - 12/10     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
     J           $9,960,000              (7)          4.00%     Fixed Rate          9.98          12/10 - 12/10     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
     K           $4,980,000              (7)          3.50%     Fixed Rate          9.98          12/10 - 12/10     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
     L           $7,470,000              (7)          2.75%     Fixed Rate          9.98          12/10 - 12/10     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
     M           $4,980,000              (7)          2.25%     Fixed Rate          9.98          12/10 - 12/10     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
     N           $4,980,000              (7)          1.75%     Fixed Rate          9.98          12/10 - 12/10     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
     P          $17,430,067              (7)          0.00%     Fixed Rate         10.85          12/10 - 10/20     Private 144A
------------------------------------------------------------------------------------------------------------------------------------
     S          $60,000,000(4)(8)        (7)          N/A       Fixed I/O           5.63(5)       01/01 - 11/06(6)  Private 144A
------------------------------------------------------------------------------------------------------------------------------------
     X         $995,991,067(4)(9)        (7)          N/A         WAC I/O           8.41(5)       01/01 - 10/20(6)  Private 144A
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL:       $995,991,067              --            --           --              8.41          01/01 - 10/20          --
------------------------------------------------------------------------------------------------------------------------------------


(1) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.
(2) "Capped WAC" describes a variable coupon equal to the lesser of the initial coupon for the subject class and a weighted average of certain net mortgage interest rates on the underlying mortgage loans.
(3) "WAC" describes a variable coupon equal to the weighted average of certain net mortgage interest rates on the underlying mortgage loans.
(4)  Represents notional amount.
(5)  Represents weighted average life of notional amount.
(6) Represents period over which the notional amount of the subject class of certificates will be reduced to zero.
(7)  Not offered hereby.
(8) The Class S certificates have rights to a fixed strip off the Amsdell portfolio mortgage loan in the trust.
(9) The Class X certificates have rights to the excess interest off all the underlying mortgage loans.

STRUCTURAL HIGHLIGHTS
================================================================================

CALL PROTECTION                                             STATISTICAL DATA

--------------------------------------------------------------------------------
           Total Loans With Lock-Out                             99.2%*
--------------------------------------------------------------------------------
         Loans With Initial Lock-Out &                           95.5%*
             Defeasance Thereafter
--------------------------------------------------------------------------------
         Loans With Initial Lock-Out &                           3.7%*
         Yield Maintenance Thereafter
--------------------------------------------------------------------------------
          Weighted Average Remaining                           8.8 years
Lock-Out and, if applicable, Defeasance Period
--------------------------------------------------------------------------------
         Weighted Average Open Period                           2 months
--------------------------------------------------------------------------------
*   % of initial mortgage pool balance.



--------------------------------------------------------------------------------
   OPEN PREPAYMENT                 NUMBER OF              % OF INITIAL MORTGAGE
PERIOD AT END OF LOAN                 LOANS                     POOL BALANCE
--------------------------------------------------------------------------------
      NONE                           29                         25.8%
--------------------------------------------------------------------------------
    1 MONTH                          30                         26.6%
--------------------------------------------------------------------------------
    2 MONTHS                          5                          2.3%
--------------------------------------------------------------------------------
    3 MONTHS                         36                         27.6%
--------------------------------------------------------------------------------
    4 MONTHS                          5                         11.0%
--------------------------------------------------------------------------------
    6 MONTHS                          4                          6.8%
--------------------------------------------------------------------------------
     TOTAL:                          109                       100.0%
--------------------------------------------------------------------------------
*  Weighted average open period at the end of loan is 2 months.

STRUCTURAL HIGHLIGHTS
================================================================================

PREPAYMENT PREMIUMS*

---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT    12/00    12/01     12/02   12/03    12/04   12/05   12/06     12/07       12/08       12/09        12/10
        PREMIUM
---------------------------------------------------------------------------------------------------------------------------------
     LOCK-OUT/DEF.   99.2%    99.2%     99.1%   96.6%    97.0%   97.2%   97.6%     97.8%       98.0%       97.9%       100.0%
---------------------------------------------------------------------------------------------------------------------------------
      YIELD MAINT.    0.8%     0.8%     0.9%     3.4%    3.0%    2.8%     2.4%     2.2%        1.5%         1.5%          -
---------------------------------------------------------------------------------------------------------------------------------
       SUB-TOTAL     100.0%   100.0%   100.0%   100.0%  100.0%  100.0%   100.0%   100.0%       99.5%       99.4%       100.0%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
           5%          -        -         -       -        -       -       -         -           -           -            -
---------------------------------------------------------------------------------------------------------------------------------
           4%          -        -         -       -        -       -       -         -           -           -            -
---------------------------------------------------------------------------------------------------------------------------------
           3%          -        -         -       -        -       -       -         -           -           -            -
---------------------------------------------------------------------------------------------------------------------------------
           2%          -        -         -       -        -               -         -           -           -            -
---------------------------------------------------------------------------------------------------------------------------------
           1%          -        -         -       -        -       -                 -           -           -            -
---------------------------------------------------------------------------------------------------------------------------------
          OPEN         -        -         -       -        -       -       -         -         0.5%         0.6%          -
---------------------------------------------------------------------------------------------------------------------------------
         TOTAL       100.0%   100.0%   100.0%   100.0%  100.0%  100.0%   100.0%   100.0%      100.0%       100.0%      100.0%
---------------------------------------------------------------------------------------------------------------------------------

* % represents % of then outstanding balance as of the date shown, assuming no prepayments or defaults and that ARD loans mature and payoff on their respective anticipated repayment dates.

POOL HIGHLIGHTS
================================================================================

o The pool is comprised of conventional conduit loans(1) and some larger loans that, in the context of their inclusion in the trust, have credit characteristics consistent with obligations which are rated investment grade ("Investment Grade A Note Loans"):

-----------------------------------------------------------------------------------------------
                                   NUMBER         TOTAL PRINCIPAL BALANCE       % OF TOTAL
                                  OF LOANS          AS OF CUT-OFF DATE        MORTGAGE POOL
-----------------------------------------------------------------------------------------------
           Conduit                   106               $815,991,067               81.9%
-----------------------------------------------------------------------------------------------
Investment Grade A Note Loans         3                $180,000,000               18.1%
-----------------------------------------------------------------------------------------------
     TOTAL MORTGAGE POOL:            109               $995,991,067               100.0%
-----------------------------------------------------------------------------------------------

(1) Includes two loans, representing 8.3% of the initial mortgage pool balance. Moody's and S&P have confirmed to us that each of these loans have a shadow rating or, in the context of their inclusion in a securitization trust, credit characteristics consistent with an obligation rated investment grade by Moody's and S&P.

The Investment Grade A Note Loans have been created by de-leveraging larger balance loans utilizing the A/B structure that Lehman Brothers developed in LBCMT 1999-C2.

                             A NOTE             AA OR A-            LB-UBS
       INVESTMENT                            CASHFLOWS (2)         2000-C5
   GRADE A NOTE LOAN
                             B NOTE       AA- TO A- CASHLFOWS    B NOTE TRUST
                                          -------------------     OR HOLDER
                                              BBB+ TO BBB-
                                               CASHFLOWS


(2) Moody's and S&P have indicated to the Depositor that the A Note proceeds are expected to contribute to AAA, AA, A and A- cash flows of the LB-UBS 2000-C5 transaction.

o B Note receives no principal until the principal amount on the A Note has been paid in full.

POOL HIGHLIGHTS
================================================================================

o    The A Note DSCR and LTV is set forth below:

--------------------------------------------------------------------------------
                 AMSDELL PORTFOLIO  GALLERY AT HARBORPLACE      PARK SQUARE
--------------------------------------------------------------------------------
    DSCR(1)           2.03x(3)            1.84x(4)               1.84x
--------------------------------------------------------------------------------
     LTV              47.6%               52.8%(5)               42.3%
--------------------------------------------------------------------------------
 Moody's/S&P(2)       Aa2/A-               A2/A                   A2/A-
--------------------------------------------------------------------------------

(1)  Based on underwritten net cash flow.
(2) Moody's and S&P have confirmed to us that the ratings in this row reflect an assessment by Moody's and S&P that, in the context of the subject mortgage loan's inclusion in the securitization trust, it's credit characteristics are consistent with the obligations that are so rated.
(3) Calculated based on 8.16% interest rate. The weighted average interest rate of the A1 and A2 interest rate components of the A Note are expected to be greater than 8.16%.
(4) Calculated based on 7.89% interest rate. The weighted average interest rate of the A1 and A2 interest rate components of the A Note are expected to be greater than 7.89%.
(5) LTV reflects appraised value of $138,400,000 (based on a third party appraisal report dated November 3, 2000) and further adjusted for $24,768,977, which is the unpaid portion of the purchase price for the parking facility under the installment purchase agreement with the City of Baltimore.

o    The combined A Note and B Note DSCR and LTV is set forth below:

--------------------------------------------------------------------------------
                   AMSDELL PORTFOLIO    GALLERY AT HARBORPLACE   PARK SQUARE
--------------------------------------------------------------------------------
DSCR(1)                1.78x(3)                1.59x(4)             1.60x
--------------------------------------------------------------------------------
LTV                      55.5%                 62.0%(5)             49.4%
--------------------------------------------------------------------------------
Moody's/S&P(2)          A2/BBB                 Baa3/BBB           Baa3/BBB-
--------------------------------------------------------------------------------


(1)  Based on underwritten net cash flow.
(2) Moody's and S&P have confirmed to us that the ratings in this row reflect an assessment by Moody's and S&P that, in the context of the subject mortgage loan's inclusion in the securitization trust, it's credit characteristics are consistent with the obligations that are so rated.
(3) Calculated based on 8.16% interest rate. The weighted average interest rate of the A1 and A2 interest rate components of the A Note are expected to be greater than 8.16%.
(4) Calculated based on 7.89% interest rate. The weighted average interest rate of the A1 and A2 interest rate components of the A Note are expected to be greater than 7.89%.
(5) LTV reflects appraised value of $138,400,000 (based on a third party appraisal report dated November 3, 2000) and further adjusted for $24,768,977, which is the unpaid portion of the purchase price for the parking facility under the installment purchase agreement with the City of Baltimore.

POOL HIGHLIGHTS
================================================================================


----------------------------------------------------------------------------------------------------
                 GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE, DECEMBER 11, 2000
----------------------------------------------------------------------------------------------------
Size of Pool                                                                         $995,991,067
----------------------------------------------------------------------------------------------------
Contributor of Collateral                                                            Lehman 46.9%
                                                                                        UBS 53.1%
----------------------------------------------------------------------------------------------------
Number of Loans                                                                               109
----------------------------------------------------------------------------------------------------
Weighted Average Gross WAC                                                                 8.216%
----------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                                          110 months
----------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                                         108 months
----------------------------------------------------------------------------------------------------
Average Balance                                                                        $9,137,533
----------------------------------------------------------------------------------------------------
Largest Loan                                                                          $60,000,000
----------------------------------------------------------------------------------------------------
WA DSCR                                                                                     1.43x
----------------------------------------------------------------------------------------------------
WA DSCR (excluding Investment Grade A Note Loans)                                           1.33x
----------------------------------------------------------------------------------------------------
WA LTV                                                                                      67.2%
----------------------------------------------------------------------------------------------------
WA LTV (excluding Investment Grade A Note Loans)                                            71.6%
----------------------------------------------------------------------------------------------------
WA LTV at Maturity/ARD(2)                                                                   60.9%
----------------------------------------------------------------------------------------------------
Geographic Diversity                                           36 states and District of Columbia
----------------------------------------------------------------------------------------------------
Balloon or ARD Loans                                                                        95.9%
----------------------------------------------------------------------------------------------------

(1)  Assumes ARD loans mature on their anticipated repayment date.
(2)  Excludes fully-amortizing loans.

POOL HIGHLIGHTS
================================================================================

ORIGINATION AND STRUCTURING

o Sponsors of and major investors in properties securing loans in the LB-UBS 2000-C5 transaction include the following:

         o  The Rouse Company

         o  NY State Common Retirement Fund/Amsdell

         o  Capital Properties

         o  Hartz Mountain Industries

         o  The Witkoff Group

         o  Konover Properties

o    Conduit Origination

         -- UBS and Lehman re-underwrite loans not directly originated by UBS or Lehman, respectively.

         -- Underwritten NCF either verified on conduit loans subject to a variance of 2.5% or re-underwritten by third party service providers (i.e., by Univest for UBS and by Deloitte & Touche for Lehman).

         -- All hospitality loans have "agreed upon procedures" performed by a "Big Five" accounting firm to verify revenue and expense items.

         -- Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history checks.

         -- Appraisals are prepared in accordance with USPAP standards by approved vendors (all FIRREA appraisals).

POOL HIGHLIGHTS
================================================================================

ORIGINATION AND STRUCTURING (CONT'D)

o    Conduit Origination (cont'd)

     --  Substantially all borrowers are single asset entities.

     --  Non-consolidation opinions

         o Delivered for substantially all loans with principal balances greater than $15 million

         o  Delivered for all hospitality loans

     -- Cash management systems affecting approximately 93.9% of the initial mortgage pool balance.

         o  Springing lockbox - 36.9% of the initial mortgage pool balance.

         o  Hard lockbox - 57.0% of the initial mortgage pool balance.(1)




(1) Includes some hard lockboxes that are under lender's control and are subject to cash management agreements which require daily or weekly sweeps to accounts controlled by the borrower until the occurrence of certain trigger events.

POOL HIGHLIGHTS
================================================================================

ORIGINATION AND STRUCTURING (CONT'D)

--        unded Escrows:

----------------------------------------------------------------------------
           POOL                   % OF POOL WITH FUNDED
                                       ESCROWS(1) (2)
----------------------------------------------------------------------------
Replacement Reserves                        100.0%
----------------------------------------------------------------------------
Taxes                                        93.0%
----------------------------------------------------------------------------
Insurance                                    87.6%
----------------------------------------------------------------------------
TI & LC (Retail)                             92.9%
----------------------------------------------------------------------------
TI & LC (Industrial)                        100.0%
----------------------------------------------------------------------------
TI & LC (Office)                             82.7%
----------------------------------------------------------------------------

(1) The table above relates only to the conduit loans and does not include the five mortgage loans that have been confirmed by Moody's and S&P, in the context of their inclusion in the securitization trust, as having credit characteristics which are consistent with investment grade rated obligations.
(2) Escrows are in the form of either periodic cash deposits, letters of credit or reserves.

POOL HIGHLIGHTS
================================================================================

PROPERTY TYPE

o Office loans, Anchored Retail loans, Multifamily loans, Industrial/Warehouse loans, Mobile Home Parks loans and Investment Grade A Note Loans comprise approximately 93.9% of the initial mortgage pool balance.

--------------------------------------------------------------------------------
                                 PROPERTY TYPE
--------------------------------------------------------------------------------
                                     OFFICE
                                     44.2%

                                  MULTIFAMILY
                                     14.7%

                                  INDUSTRIAL/
                                   WAREHOUSE
                                      4.8%

                                     HOTEL
                                      2.1%

                                      SELF
                                    STORAGE
                                      6.6%

                                     OTHER
                                      0.3%

                                    OFFICE/
                                     RETAIL
                                      6.0%

                                     MIXED
                                      USE
                                      0.9%

                                   UNANCHORED
                                     RETAIL
                                      2.1%

                                    ANCHORED
                                     RETAIL
                                     17.5%

                                     MOBILE
                                      HOME
                                      PARK
                                      0.5%
--------------------------------------------------------------------------------

POOL HIGHLIGHTS
================================================================================

GEOGRAPHIC DIVERSITY

o Loans are secured by properties located in 36 states and the District of Columbia.

o The state with the largest concentration is New York (12.3% of the initial mortgage pool balance).


--------------------------------------------------------------------------------
                               STATE DISTRIBUTION
--------------------------------------------------------------------------------

                                     OTHER
                                     37.5%

                                       NY
                                     12.3%

                                       FL
                                     11.6%

                                       NJ
                                      6.2%

                                       DC
                                      6.2%

                                       MD
                                      6.5%

                                       MA
                                      8.9%

                                       CA
                                     10.8%

POOL HIGHLIGHTS
================================================================================

LOAN SIZE DIVERSITY

o    109 mortgage loans

o Average loan size: $9,137,533; Average loan size without Investment Grade A Note Loans: $7,698,029

o    Largest loan comprises 6.0% of the initial mortgage pool balance.

o Investment Grade A Note Loans sized to "AA," "A," or "A-" leverage by Moody's and/or S&P comprise 18.1% of the initial mortgage pool balance.

o Moody's and S&P have confirmed to us that 5 mortgage loans (26.4% of the initial mortgage pool balance), in the context of their inclusion in the securitization trust, possess credit characteristics that are consistent with obligations that are rated investment grade.

============================================================================================================
                                         Loan Size Distribution


               3.0%       14.4%     19.7%      3.3%      1.7%      8.2%      16.1%    15.6%      18.1%
           less than $2   $2-$6    $6-$10    $10-$14   $14-$18   $18-$24   $24-$36   $36-$58    $58-$66

                                                $ MILLIONS

# of Loans      23        41         26        3         1         4        5           3          3
============================================================================================================

POOL HIGHLIGHTS
================================================================================
DEBT SERVICE COVERAGE RATIO

o    Weighted average debt service coverage of 1.43x

============================================================================
                         Debt Service Coverage Ratio
============================================================================
     Property Type          % of Pool    WA DSCR       Min-Max DSCR
----------------------------------------------------------------------------
  OFFICE                      44.2%       1.41X         1.20X - 1.84X
----------------------------------------------------------------------------
  RETAIL                      19.7%       1.34X         1.20X - 1.90X
----------------------------------------------------------------------------
     Anchored                 17.5%       1.34x         1.20x - 1.90x
----------------------------------------------------------------------------
     Unanchored                2.1%       1.29x         1.25x - 1.30x
----------------------------------------------------------------------------
  MULTIFAMILY                 14.7%       1.28X         1.20X - 1.60X
----------------------------------------------------------------------------
  SELF STORAGE                 6.7%       1.97X         1.30X - 2.03X
----------------------------------------------------------------------------
  OFFICE/RETAIL                6.0%       1.84X         1.84X - 1.84X
----------------------------------------------------------------------------
  INDUSTRIAL/WAREHOUSE         4.8%       1.27X         1.23X - 1.41X
----------------------------------------------------------------------------
  HOTEL                        2.1%       1.40X         1.40X - 1.41X
----------------------------------------------------------------------------
  MIXED USE                    0.9%       1.26X         1.21X - 1.37X
----------------------------------------------------------------------------
  MOBILE HOME PARK             0.5%       1.40X         1.25X - 1.79X
----------------------------------------------------------------------------
  OTHER                        0.3%       1.03X         1.03X - 1.03X
----------------------------------------------------------------------------
  TOTAL:                     100.0%       1.43X      1.20X(1) - 2.03X
----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                 0.3%           31.3%       15.1%       10.9%       7.8%        7.3%        8.0%        12.4%       6.8%
             less than or      1.20x-      1.25x-      1.30x-      1.35x-      1.40x-      1.50x-      1.70x-      1.90x-
            equal to 1.9x      1.24x       1.29x       1.34x       1.39x       1.49x       1.69x       1.890x      2.19x
# of Loans        2             33         22           16          15          11           4           4           2
----------------------------------------------------------------------------------------------------------------------------------

(1) Excluding two fully-amortizing mortgage loans secured by other property types, minimum DSCR is 1.20x.

POOL HIGHLIGHTS
================================================================================

LOAN TO VALUE RATIO

o    Weighted Average Loan to Value of 67.2%

o    Weighted Average Loan to Value at Maturity or ARD of 60.9%


===========================================================================================================================
                              Laoan to Value Ratio
----------------------------------------------------------------------------------------------------------------------------
                 6.0%      9.5%      6.3%      3.4%      7.9%      8.0%     32.1%     26.5%             0.3%
               40%-45%   45%-50%   50%-55%   55%-60%   60%-65%   65%-70%   70%-75%   75%-80%   greater than or equal to 85%
# of Loans        1         2         2         4        13        15        39        31                 2
----------------------------------------------------------------------------------------------------------------------------

SIGNIFICANT LOANS
================================================================================

INVESTMENT GRADE A NOTE  LOAN CHARACTERISTICS:


================================================================================================================================
                                                       AMSDELL PORTFOLIO
================================================================================================================================
                                      Cut-Off Date     % of              Term to   Amortization
  Note            Property Type         Balance        Loan    Coupon      ARD        Term(2)       DSCR            LTV
--------------------------------------------------------------------------------------------------------------------------------
 A Note             Self-Storage      $60,000,000      85.8%      %      6 years     25 years       2.03x          47.6%
--------------------------------------------------------------------------------------------------------------------------------
B Note(1)           Self-Storage       $9,928,288      14.2%      %      6 years     25 years       1.78x(3)(4)    55.5%(3)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE:             $69,928,288     100.0%     8.16%   6 YEARS     25 YEARS       1.78X          55.5%
--------------------------------------------------------------------------------------------------------------------------------

(1)  Placed privately.
(2)  Loan has a hyper-amortization feature after ARD.
(3)  Includes A Note balances.
(4) Calculated assuming an interest rate of 8.16%. The weighted average of the A1 and A2 interest rate components of the A Note are expected to be greater than 8.16%.


================================================================================================================================
                                                       GALLERY AT HARBOPLACE
================================================================================================================================
                                      Cut-Off Date     % of              Term to   Amortization
  Note             Property Type        Balance        Loan    Coupon      ARD        Term(2)       DSCR            LTV
--------------------------------------------------------------------------------------------------------------------------------
 A Note             Office/Retail     $60,000,000      85.1%      %      10 years    30 years       1.84x          52.8%
--------------------------------------------------------------------------------------------------------------------------------
B Note(1)           Office/Retail     $10,500,000      14.9%      %      10 years    30 years       1.59x(4)(5)    62.0%(4)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE:             $70,500,000     100.0%     7.89%   10 YEARS    30 YEARS       1.59X          62.0%
--------------------------------------------------------------------------------------------------------------------------------

(1)  Placed privately.
(2)  Loan has a hyper-amortization feature after ARD.
(3) LTV reflects appraised value of $138,400,000 (based on a third party appraisal report dated November 3, 2000) and further adjusted for $24,768,977, which is the unpaid portion of the purchase price for the parking facility under the purchase installment agreement with the City of Baltimore.
(4)  Includes A Note balances.
(5) Calculated assuming an interest rate of 7.89%. The weighted average of the A1 and A2 interest rate components of the A Note are expected to be greater than 7.89%.

SIGNIFICANT LOANS
================================================================================

INVESTMENT GRADE A NOTE LOAN CHARACTERISTICS (CONT'D):


================================================================================================================================
                                                    PARK SQUARE
================================================================================================================================
                                      Cut-Off Date     % of              Term to   Amortization
  Note                Property          Balance        Loan    Coupon      ARD        Term(2)       DSCR            LTV
--------------------------------------------------------------------------------------------------------------------------------
 A Note                Office         $60,000,000      85.8%     7.67%   10 years    30 years       1.84x          42.3%
--------------------------------------------------------------------------------------------------------------------------------
B Note(1)              Office          $9,951,585      14.2%     7.67%   10 years    30 years       1.60x(3)       49.4%(3)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE:             $69,951,585     100.0%     7.67%   10 YEARS    30 YEARS       1.60X          49.4%
--------------------------------------------------------------------------------------------------------------------------------

(1)  Placed privately.
(2) Loan has a hyper-amortization feature after ARD. (3) Including A Note balances.

SIGNIFICANT LOANS
================================================================================

AMSDELL PORTFOLIO:

Principal Amount (A Note):         $60,000,000

Interest Rate (A Note):            ___% for A1 and ___% for A2 (weighted average
                                   of A & B Note is 8.16%)(1)

Anticipated Repayment Date:        November 2006

Maturity Date:                     November 2025

Term to ARD:                       6 years

Amortization:                      Hyperamortization(1) loan with a 25 year
                                   schedule

Sponsor: Amsdell Companies (29%) and New York State Common Retirement Fund (71%), which is an investor in the borrower

Property:                          Portfolio of 42 self-storage facilities
                                   containing 21,715 storage units or
                                   approximately 2.5 million rentable square feet

Location:                          13 states

Year Built:                        All of the facilities were built and/or
                                   renovated between 1974 and 1998

Occupancy:                         85.3% as of July 31, 2000(2)

Value: $125,950,000 (based on third party reports dated August and September 2000)

LTV (A Note):                      47.6%

DSCR (A Note):                     2.03x(3)


(1) The interest rate for the Amsdell Loan after the anticipated repayment date shall be fixed at the greater of: 13.16% per annum or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the anticipated repayment date to the Maturity Date plus 5%. The amount by which interest at the post-anticipated repayment date rate exceeds interest at the regular interest rate shall be deferred, shall compound at the post-anticipated repayment date rate and shall be payable after all interest at the regular interest rate, and the principal balance of the loan, have been paid in full. After the anticipated repayment date, excess cash flow after the payment of operating expenses, approved extraordinary expenses, reserves and debt service shall be utilized to pay principal of the loan.
(2) Weighted average occupancy of the portfolio is based on square footage.
(3) Calculated based on 8.16% interest rate. The weighted average of the A1 and A2 interest rate components of the A Note are expected to be greater than 8.16%.

SIGNIFICANT LOANS
================================================================================

AMSDELL PORTFOLIO:

Reserves:             Monthly tax and insurance reserves and monthly replacement reserve based on an amount equal to $0.17 per square foot for each individual property. Lockbox: Springing lockbox based upon maintenance of a minimum 1.30x DSCR (calculated for the combined A Note and B Note) and other standard criteria related to the ARD or the occurrence of an event of default.

Prepayment:           Lock-out, with defeasance permitted two years after
                      securitization. Prepayment without penalty allowed commencing one month prior to ARD.

Releases:             Releases of mortgaged properties securing the original
                      loan are allowed upon defeasance of 125% of the allocated loan amount and confirmation of no rating agency downgrade. DSCR on the original loan after release of any mortgaged property must be at least equal to the greater of (i) 1.75x (calculated for the combined A Note and B
                      Note) or (ii) the combined DSCR prior to release.

Substitution:         The Borrower will be permitted to substitute mortgaged
                      properties representing up to one quarter (1/4th) of the principal amount of the Amsdell Loan, subject to certain conditions: (i) the substitution will result in a DSCR not less than the greater of 1.75x (calculated for the combined A Note and B Note) or the then current DSCR at substitution; (ii) the substitution will result in a LTV not greater than the lesser of the original LTV or the then current LTV at substitution; and (iii) confirmation of no rating agency downgrade or withdrawal.

SIGNIFICANT LOANS
================================================================================

GALLERY AT HARBORPLACE:

Principal Amount (A Note):         $60,000,000

Interest Rate (A Note):            ___% (weighted average of A & B Note is
                                   7.89%)(1)

Anticipated Repayment Date:        December 2010

Maturity Date:                     December 2030

Term to ARD:                       10 years

Amortization:                      Hyperamortization(1) loan with a 30 year
                                   schedule

Sponsor: The Rouse Company (unsecured debt rating of Baa2 by Moody's and BBB- by S&P)

Property:                          Office/Retail development of 403,261 rentable
                                   square feet, consisting of 138,532 rentable square feet of retail space, 264,729 rentable square feet of office space and a 1,140 space garage. The borrower operates and has rights to the 1,140 space parking garage subject to its obligation to make monthly installment purchase and net cash flow participation payments made to the City of Baltimore. The property also includes a Renaissance Hotel located in a separate subdivided air rights parcel above the retail center; however, the hotel is not part of the loan collateral.

Location:                          Baltimore, Maryland

Year Built:                        Retail and parking space were built in 1987
                                   and the office space was built in 1988

(1) The interest rate for the Gallery at Harborplace loan after the anticipated repayment date shall be fixed at the greater of: 12.89% per annum or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the anticipated payment date to the Maturity Date plus 5%. The amount by which interest at the post-anticipated repayment date rate exceeds interest at the regular interest rate shall be deferred, shall compound at the post-anticipated repayment date rate and shall be payable after all interest at the regular interest rate, and the principal balance of the loan, have been paid in full. After the anticipated repayment date, excess cash flow after the payment of operating expenses, approved extraordinary expenses, reserves and debt service shall be utilized to pay principal of the loan.

SIGNIFICANT LOANS
================================================================================


GALLERY AT HARBORPLACE:

In-Line Sales/SF:             $421 as of July 2000

In-Line Cost of Occupancy:    14.6% as of July 2000

Top 5 Retail Tenants:         Gap, Brooks Brothers, Forever 21, Banana Republic
                              and Casual Corner

Top 5 Office Tenants: (1)     KPMG LLP, Hogan & Hartson, ExecuCentre (an
                              affiliate of the Rouse Company), Blau Direct Edge and Niles, Barton

Overall Occupancy:            97.1% overall weighted average (94.5% retail space
                              and 98.4% office space) as of November 16, 2000

Value:                        $113,631,023(2)

LTV (A Note):                 52.8%

DSCR (A Note):                1.84x(3)

Reserves:                     Monthly taxes, insurance reserves if required by
                              lender, and a monthly escrow of 110% of net cash flow payable to the City of Baltimore.

Lockbox: Springing lockbox based upon maintenance of a minimum 1.25x DSCR level (calculated for the combined A Note and B Note) and other standard criteria related to the ARD and the refinancing of the loan.

Prepayment:                   Lock out, with defeasance permitted two years
                              after securitization. Prepayable only on or after ARD.

(1)  Other tenants include A.G. Edwards and Donaldson Lufkin and Jenrette.
(2) Value reflects appraised value of $138,400,000 (based on a third party appraisal report dated November 3, 2000) and further adjusted for the $24,768,977, which is the unpaid portion of the purchase price for the parking facility under the installment agreement with the City of Baltimore.
(3) Calculated based on 7.89% interest rate. The weighted average of the A1 and A2 interest rates component of the A Note are expected to be greater than 7.89%.

SIGNIFICANT LOANS
================================================================================

PARK SQUARE BUILDING:

Principal Amount (A Note):         $60,000,000

Interest Rate (A Note):            ___% (weighted average of A & B Note is
                                   7.67%)(1)

Anticipated Repayment Date:        November 2010

Maturity Date:                     November 2030

Term to ARD:                       10 years

Amortization:                      Hyperamortization(1) loan with a 30 year
                                   amortization schedule

Sponsor:                           Capital Properties Associates, LP

Property:                          11-story, 479,283 square foot office building

Location:                          Boston, Massachusetts

Year Built/Renovated:              1923 / 1985

Significant Tenants:               Yankee Group (a technology consulting group
                                   owned by Reuters Enterprises, a division of Reuters Group, PLC, rated Aa3 by Moody's),
                                   The New England Life Insurance Co. (owned by
                                   Met Life Insurance Co., rated AA/Aa2 by S&P and Moody's, respectively), Warren Gorham &
                                   Lamont, and Kopelman & Paige, P.C.

Occupancy:                         97.1% as of September 1, 2000

Value: $141,700,000 (based on third party report dated August 28, 2000)

LTV (A Note):                      42.3%

DSCR (A Note):                     1.84x

(1) The interest rate for the Park Square loan after the anticipated repayment date shall be fixed at the greater of: 12.67% per annum or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the anticipated repayment date to the Maturity Date plus 5%. The amount by which interest at the post-anticipated repayment date rate exceeds interest at the regular interest rate shall be deferred, shall compound at the post-anticipated repayment date rate and shall be payable after all interest at the regular interest rate, and the principal balance of the loan, have been paid in full. After the anticipated repayment date, excess cash flow after the payment of operating expenses, approved extraordinary expenses, reserves and debt service shall be utilized to pay principal of the loan.

SIGNIFICANT LOANS
================================================================================

PARK SQUARE BUILDING:    Reserves: Monthly taxes and, if required by the
                         mortgagee, insurance reserves; monthly tenant improvements and leasing commissions ($43,527 per month for years 1-2; $115,783 per month for years 3-5;
                         $87,055 per month for years 6 and thereafter provided that (i) deposit obligations may be offset by certain approved payments and (ii) as long as account equals or exceeds $1,305,823 and occupancy is greater than or equal to 85%, monthly escrow requirement is suspended);
                         monthly replacement reserves of $10,125; Borrower deposited $406,585 to an account in connection with a rent credit owed to a tenant relating to a recent lease buy-out.

Lockbox:                 Hard Lockbox

Prepayment:              Lock-out, with defeasance permitted two years after
                         securitization. Prepayment without penalty allowed commencing 6 months prior to ARD

Holdback:                $2.5 million of the $70.0 million combined principal
                         balance of the mortgage loans will be held in a reserve account at the time of securitization. Such amounts will be released to the borrower based on achievement of certain new lease performance targets. If such targets are not met, either (i) the reserve will remain as additional collateral or (ii) if negotiations currently being undertaken are completed, the amount in reserve will be applied as a partial prepayment of the principal balance of the mortgage loan. Such prepayment will be accompanied by a prepayment penalty up to 3% of the amount prepaid.

SIGNIFICANT LOANS
================================================================================


TOP 5 CONDUIT LOANS:

=============================================================================================================================
                                 Current     Property   % of                                Major             Moody's/
         Name                    Balance       Type     Deal    LTV      DSCR             Tenant(s)            S&P(7)
=============================================================================================================================
                                                                                     Salomon Smith Barney
125 Broad Street - Unit A      $55,842,007    Office    5.6%    71.6%    1.21x              Inc.(1)             NAP
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       General Services
                                                                                       Administration(2)        NAP
Chester A. Arthur Building     $51,497,464    Office    5.2%    79.2%    1.28x          State of New
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Jersery(3), Newark       Baa3/BBB-
707 Broad Street               $48,529,624    Office    4.9%    63.9%    1.70x        Public Schools(4)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     California Federal
Cal Fed Building               $34,497,240    Office    3.5%    45.5%    1.41x             Bank(5)             Baa2/A
-----------------------------------------------------------------------------------------------------------------------------
Riverbank Business Center      $33,965,310    Office    3.4%    79.9%    1.32x        U.S. Bank, N.A.(6)        NAP
-----------------------------------------------------------------------------------------------------------------------------
TOTALS:                       $224,331,645      --     22.5%    68.9%    1.38X               --                  --
-----------------------------------------------------------------------------------------------------------------------------


(1) Salomon Smith Barney Inc. is an affiliate of Salomon Smith Barney Holdings Inc. which is rated "A" by S&P and "Aa3" by Moody's.
(2) The current tenant is the Immigration and Naturalization Service, a division of the General Services Administration ("GSA").
(3)  "AA+" credit rating from S&P; "Aa1" credit rating from Moody's.
(4)  The City of Newark has a "AA" credit rating from S&P
(5)  "BBB" credit rating from S&P; "Baa2" credit rating from Moody's.
(6)  "A+" credit rating from S&P; "Aa3" credit rating from Moody's.
(7) Moody's and S&P have confirmed to us that the ratings in this column reflect an assessment by Moody's and S&P that, in the context of the subject mortgage loan's inclusion in the trust, it's credit characteristics are consistent with the obligations that are so rated.

INVESTOR REPORTING
================================================================================

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders.


               NAME OF REPORT                             DESCRIPTION (INFORMATION PROVIDED)
  --------------------------------------------------------------------------------------------------------------
     1    Distribution Date Statements            principal and interest distributions, principal balances
  --------------------------------------------------------------------------------------------------------------
     2    Mortgage Loan Status Report             portfolio stratifications
  --------------------------------------------------------------------------------------------------------------
     3    Comparative Financial Status Report     revenue, NOI, DSCR to the extent available
  --------------------------------------------------------------------------------------------------------------
     4    Delinquent Loan Status Report           listing of delinquent mortgage loans
  --------------------------------------------------------------------------------------------------------------
     5    Historical Loan Modification Report     information on modified mortgage loans
  --------------------------------------------------------------------------------------------------------------
     6    Historical Liquidation Report           net liquidation proceeds and realized losses
  --------------------------------------------------------------------------------------------------------------
     7    REO Status Report                       NOI and value of REO
  --------------------------------------------------------------------------------------------------------------
     8    Servicer Watch List                     listing of loans in jeopardy of becoming Specially Serviced
  --------------------------------------------------------------------------------------------------------------
     9    Loan Payoff Notification Report         listing of loans that have given notice of intent to payoff


TIMELINE
================================================================================

DATE                                      EVENT
---------------------------------------   ------------------------------------------------------
Week of December 4, 2000                  Structural & Collateral Term Sheets Available
                                          Red Herrings Available
                                          Road shows
------------------------------------------------------------------------------------------------
Week of December 11, 2000                 Road shows (cont'd)
                                          Investor Calls
                                          PRICING
------------------------------------------------------------------------------------------------
On or about December 21, 2000             Closing
------------------------------------------------------------------------------------------------